UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2012

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34691	55-0886410
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

One Federal Street, Floor 30 Boston, MA	02110
(Address of principal executive offices)	(Zip Code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.       Termination of a Material Definitive Agreement.

As previously disclosed by Atlantic Power Corporation (the “Company”), in connection with the Company’s investment in Canadian Hills Wind, LLC (“Canadian Hills”), an Oklahoma limited liability company, Atlantic Oklahoma Wind, LLC (“Atlantic OW”), a Delaware limited liability company and a wholly owned subsidiary of the Company, entered into a limited liability company agreement, dated January 31, 2012 (as subsequently amended, the “Operating Agreement”), between Atlantic OW and Apex Wind Energy Holdings, LLC, a Delaware limited liability company, governing Canadian Hills.  On December 28, 2012, in connection with certain corporate reorganization activities at Canadian Hills, Canadian Hills terminated the Operating Agreement in accordance with its terms and entered into a termination agreement (the “Termination Agreement”).  Such termination will have no effect on the legal existence of the Company or the activities of Canadian Hills.

The foregoing description of the Termination Agreement is qualified in its entirety by reference to the full text of the Termination Agreement, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01.       Other Events.

Closing of Ridgeline Acquisition

On January 2, 2013, the Company issued a press release (the “Press Release”) announcing that on December 31, 2012, it closed its previously announced acquisition (the “Acquisition”) of Ridgeline Energy Holdings, Inc. (“Ridgeline”).  Upon the closing, the maturity date of the Company’s 6.00% series D extendible convertible unsecured subordinated debentures (the “Debentures”) was automatically extended to December 31, 2019 in accordance with the terms of the Debentures.  The full text of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Ridgeline was acquired by Atlantic Ridgeline Holdings, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company, from Eolfi S.A. and Veolia Environnement S.A.  The Acquisition increases the Company’s ownership interest in the Rockland wind project (“Rockland”) to a 50% managing member interest from 30%, and adds a 12.5% interest in the 125 MW Goshen North project in addition to a 100% equity interest in the Meadow Creek wind project (“Meadow Creek”).  The total cost of the Acquisition was $88 million, and includes the purchase of all of the outstanding shares of capital stock of Ridgeline and the 100% equity interest in Meadow Creek, which achieved full commercial operations on December 22, 2012.  The purchase price for the Acquisition (together with working capital and acquisition expenses) was financed through a firm underwritten public offering, on a bought deal basis, of Cdn$100 million aggregate principal amount of the Debentures.  In addition, the Company will consolidate approximately $205 million and $43 million of existing non-recourse project-level debt at Meadow Creek and Rockland, respectively, with approximately $55 million of current Meadow Creek debt to be repaid with a U.S. stimulus grant in the first quarter of 2013.

Canadian Hills Wind Achieves Commercial Operations and Closes Tax Equity Funding

Also on January 2, 2013, the Company announced in the Press Release that the approximately 300 MW Canadian Hills Wind project (the “Project”) achieved full commercial operations on December 22, 2012, which qualifies the Project to receive federal production tax credits.

As previously disclosed, on October 31, 2012, the Project entered into an equity contribution agreement with four entities for the commitment of a tax equity investment in the Project totaling $225 million in exchange for Class B equity interest in Canadian Hills which was to be funded on the date of commercial operations.  On January 2, 2013, the Company announced in the Press Release that the Company closed the tax equity investment for the Project on December 28, 2012, and fully repaid the Project’s outstanding construction loan, delevering the Project and the Company’s short-term debt by $272 million.  The Project received tax equity investments in aggregate of $225 million from a consortium of four institutional tax equity investors, along with an approximately $47 million tax equity investment provided by the Company.   The Company expects to syndicate its $47 million tax equity investment with additional tax equity investors in the first quarter of 2013, although no assurances can be provided regarding the Company’s ability to syndicate the investment on acceptable terms or at all, or the timing of any such syndication.  The full text of the Press Release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may include “forward-looking statements” within the meaning of the U.S. federal securities laws and “forward-looking information”, as such term is used in Canadian securities laws (referred to as “forward-looking statements”). These forward-looking statements can generally be identified by the use of the words “outlook,” “objective,” “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “continue,” “believe,” “intend,” “anticipate,” “expect,” “target” or the negatives of these words and phrases or similar expressions that are predictions of or indicate future events or trends and which do not relate solely to present or historical matters. In particular, the expectations of management regarding the acquisition of Ridgeline and the expectation that the Company will syndicate its approximately $47 million tax equity investment at Canadian Hills with additional tax equity investors in the first quarter of 2013, and the future growth, results of operations, performance and business prospects and opportunities of the Company and its projects as described above constitute forward-looking statements. Forward-looking statements reflect the Company’s current expectations regarding future events and speak only as of the date of this news release. These forward-looking statements are based on a number of assumptions which may prove to be incorrect.  Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. A number of factors could cause actual results to differ materially from the results discussed in the forward-looking statements, including, but not limited to, the factors discussed under “Risk Factors” in the filings the Company makes from time to time with the SEC and Canadian securities regulators.  The Company’s business is both competitive and subject to various risks. Although the forward-looking statements contained in this Current Report on Form 8-K are based upon what the Company believes to be reasonable assumptions, investors cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material. Therefore, investors are urged not to place undue reliance on the Company’s forward-looking statements. These forward-looking statements are made as of the date of this Current Report on Form 8-K and, except as expressly required by applicable law, the Company assumes no obligation to update or revise them to reflect new events or circumstances.

Item 9.01.       Financial Statements and Exhibits.

(d)      Exhibits

Exhibit
Number	Description
10.1	Termination Agreement of the Operating Agreement, dated December 28, 2012.

99.1	Press Release of the Company, dated January 2, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: January 2, 2013	By:	/s/ Terrence Ronan
Name: Terrence Ronan
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
10.1	Termination Agreement of the Operating Agreement, dated December 28, 2012.

99.1	Press Release of the Company, dated January 2, 2013.